SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 13, 2002
 Date of Report (Date of earliest event reported)

AMERICAN EAGLE OUTFITTERS, INC.
 (Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

0-23760	13-2721761
(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive	15086-7528
Warrendale, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(724) 776-4857
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(c)	Exhibits

Exhibit No.		Description

	99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 13, 2002

	99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 13, 2002

ITEM 9.	Regulation FD Disclosure.

On September 13, 2002, Jay L. Schottenstein, Chief Executive Officer, and Laura A. Weil, Chief Financial Officer, each filed with the Securities and Exchange Commission a Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings as required by SEC Order 4-460 issued on June 27, 2002. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.

Dated: September 13, 2002	By:	/s/ Laura A. Weil
	Name:	Laura A. Weil
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 13, 2002

Exhibit 99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 13, 2002